EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2008, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 28, 2009	/s/ Jon E. Pike
(signature)

Jon E. Pike
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2008, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 26, 2009	/s/ Jerome Arends
(signature)

Jerome Arends
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2008, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 30, 2009	/s/ Frank G. Berris
(signature)

Frank G. Berris
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2008, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 30, 2009	/s/ K. Timothy Bull
(signature)

K. Timothy Bull
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2008, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 29, 2009	/s/ William F. Cutler, Jr.
(signature)

William F. Cutler, Jr.
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2008, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 26, 2009	/s/ Richard L. Edgar
(signature)

Richard L. Edgar
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2008, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 22, 2009	/s/ Stuart Goodfellow
(signature)

Stuart Goodfellow
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2008, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 23, 2009	/s/ Gary Gust
(signature)

Gary Gust
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2008, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 22, 2009	/s/ Paul L. Johnson
(signature)

Paul L. Johnson
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2008, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 22, 2009	/s/ Dennis C. Nelson
(signature)

Dennis C. Nelson
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2008, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 26, 2009	/s/ Nels W. Nyblad
(signature)

Nels W. Nyblad
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint James A. Bosserd, Linda R. Pitsch, Michael E. McHugh and Thomas Lampen, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2008, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 22, 2009	/s/ Donald VanSingel
(signature)

Donald VanSingel
(type or print name)